SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2017

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The registrant held its Annual Meeting of Shareholders on April 19, 2017.

(b) Described below are the matters voted upon at the Annual Meeting of Shareholders and the number of votes for and against, abstentions and broker non-votes, as applicable.

Proposal No. 1 – Each of the 11 director nominees was elected. The results of the voting for each director nominee for a term of one year are set forth below:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
David M. Barrett	58,325,877	352,121	53,846	4,731,155
Robert M. Davis	58,363,067	314,558	54,219	4,731,155
Herbert L. Henkel	56,308,859	2,378,722	44,263	4,731,155
John C. Kelly	58,496,992	192,046	42,806	4,731,155
David F. Melcher	58,049,317	639,077	43,450	4,731,155
Gail K. Naughton	57,661,030	1,030,224	40,590	4,731,155
Timothy M. Ring	55,557,823	2,143,438	1,030,583	4,731,155
Tommy G. Thompson	48,502,993	10,158,927	69,924	4,731,155
John H. Weiland	56,950,511	1,718,549	62,784	4,731,155
Anthony Welters	57,297,841	1,394,094	39,909	4,731,155
Tony L. White	55,291,377	3,366,467	74,000	4,731,155

Proposal No. 2 – Ratification of the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for fiscal year 2017 – approved.

For	62,301,017
Against	1,085,353
Abstain	76,629

Proposal No. 3 – Approval of the compensation of our named executive officers, on an advisory basis – approved.

For	52,328,276
Against	6,151,035
Abstain	252,533
Broker non-votes	4,731,155

Proposal No. 4 – “Say-on-Pay Frequency” advisory vote on the approval of the frequency of shareholder votes on compensation of our named executive officers – One Year.

1 Year	51,451,611
2 Years	171,500
3 Years	6,974,746
Abstain	133,987
Broker non-votes	4,731,155

The Company has considered these results and has determined that it will hold an advisory vote to approve the compensation of its named executive officers every year until the next required vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: April 20, 2017	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig Vice President, Law and Assistant Secretary